Note (Parkhouse) Final.docx 1 Loan No. 15060 PROMISSORY NOTE $90,000,000.00 April 26, 2023 FOR VALUE RECEIVED, CSR – PARKHOUSE, LLC, a Minnesota limited liability company ("Borrower"), promises to pay to the order of STATE FARM LIFE INSURANCE COMPANY, an Illinois corporation, its successors or assigns ("Lender"), the principal sum of NINETY MILLION and No/100 DOLLARS ($90,000,000.00) ("Principal"), together with interest on the unpaid Principal balance outstanding from the date of disbursement until paid at the rate of Five and Four-One Hundredths percent (5.04%) per annum (the "Note Rate"). Interest shall be computed on the basis of a three hundred sixty (360) day year comprised of twelve (12) thirty (30) day months. Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Deed of Trust (as defined in Section 3 below). 1. Payments. a. On the date of disbursement, Borrower shall pay interest only to Lender for the period from (and including) the date of disbursement to (and including) April 30, 2023. On June 1, 2023, and on the first day of each succeeding month thereafter (a "Regular Payment Date"), to and including April 1, 2035, Borrower shall pay Principal and interest to Lender in fixed monthly installments of Four Hundred Eighty-Five Thousand Three Hundred Forty-Two and 02/100 Dollars ($485,342.02) each (each, a "Monthly Payment"). Borrower shall pay to Lender a final payment of all outstanding Principal and accrued and unpaid interest thereon and all other indebtedness on May 1, 2035 (the "Maturity Date"). If a Regular Payment Date or the Maturity Date falls on a Saturday, Sunday or holiday observed by the Federal Reserve System, then for all purposes hereunder, including the determination of when payment is due, reference to such Regular Payment Date or the Maturity Date shall mean the next succeeding business day. b. All required payments are to be made to Lender at One State Farm Plaza, Bloomington, Illinois 61710-0001, Attention: Investment Accounting, D-3, or at any other place Lender shall designate in writing. c. All Indebtedness is payable in lawful money of the United States of America that is legal tender for public and private debts. d. Each payment under this Note shall be applied first to the payment of any cost, expense or other amount (other than interest and Principal) for which Borrower is liable hereunder or under the other Loan Documents, then to accrued interest and the remainder to the reduction of unpaid Principal. 2. Events of Default; Remedies. a. It shall constitute an event of default (an "Event of Default") of and under this Promissory Note (this "Note") if any of the following events shall occur:

Note (Parkhouse) Final.docx 2 Loan No. 15060 i. Borrower shall fail to pay any Monthly Payment within ten (10) days of the applicable Regular Payment Date; ii. Borrower shall fail to make the final payment of all outstanding Principal and accrued and unpaid interest on the Maturity Date; or iii. An "Event of Default" as defined in any of the Loan Documents shall occur under any of the other Loan Documents. b. If any Monthly Payment payable under this Note is not paid on or before the tenth (10th) day after the applicable Regular Payment Date, Borrower shall pay to Lender an amount equal to the lesser of five percent (5%) of such unpaid Monthly Payment or the maximum amount permitted by Applicable Law (as defined below) to defray the expenses incurred by Lender in handling and processing the delinquent payment and to compensate Lender for the loss of use of the delinquent payment (the "Late Charge"). The Late Charge shall be immediately due and payable in addition to all other rights and remedies available to Lender. c. While any Event of Default exists, the Note Rate shall be increased to the lesser of Ten and Four One-Hundredths percent (10.04%) per annum or the maximum amount permitted by Applicable Law (the "Default Rate"). The Default Rate shall accrue from the date of the first occurrence of the Event of Default to the date upon which the Event of Default is waived in writing by Lender; provided, however, for purposes of calculating the Default Rate the date of the first occurrence of an Event of Default under Section 2.a.i. above shall mean the first day after the Regular Payment Date without regard to any grace period in Section 2.a.i. d. Upon an Event of Default, Lender may, at its option and without further notice, declare the Indebtedness, including the entire Principal balance, together with all accrued and unpaid interest thereon, to be immediately due and payable. Failure to exercise this option for a particular Event of Default shall not constitute a waiver of the right to exercise such right in case of any subsequent Event of Default. 3. Security. This Note is secured by, among other Loan Documents (i) a Deed of Trust, Security Agreement and Fixture Filing with Assignment of Leases and Rents executed by Borrower to and in favor of Lender of even date herewith (the "Deed of Trust") which encumbers and constitutes a lien upon and security interest in certain real property and fixtures located in Adams County, in the State of Colorado (the "State") and certain other property, rights and interests, all as more fully described in the Deed of Trust (the "Secured Property"); and (ii) an Assignment of Rents and Leases executed by Borrower to and in favor of Lender of even date herewith (the "Assignment of Rents and Leases"), in which the Rents and Leases are absolutely and unconditionally assigned by Borrower to Lender. 4. Prepayment. a. This Note shall be closed to prepayment through and including May 1, 2026. Only thereafter, provided Borrower first gives Lender written notice at least thirty (30) days but no more than sixty (60) days before the date selected by Borrower for prepayment (the

Note (Parkhouse) Final.docx 3 Loan No. 15060 "Prepayment Date"), Borrower may prepay the entire outstanding Principal on the Prepayment Date, provided that (i) all other amounts outstanding under the Loan Documents are also paid, and (ii) the amount prepaid is accompanied by a fee (the "Prepayment Fee") equal to the following: i. With respect to any prepayment made after May 1, 2026, but on or prior to May 1, 2031, an amount equal to the greater of the following: A. An amount equal to one percent (1%) of the entire Principal amount to be prepaid, or B. If, at the time of prepayment, the Reinvestment Yield (as defined below) is less than the Note Rate, the Prepayment Fee shall be calculated by: I. Using the Reinvestment Yield corresponding to the payment frequency of this Note, adding the present values of: (i) the scheduled Monthly Payments remaining until the Maturity Date; plus (ii) the final Principal and accrued interest payment due on the Maturity Date; and II. From the sum so obtained, subtracting the outstanding Principal balance of this Note as of the Prepayment Date. The remainder shall be the Prepayment Fee (if such amount is greater than the amount determined by subsection (i) above). "Reinvestment Yield" means fifty (50) basis points in excess of the yield on United States Treasury Securities having the closest maturity (month and year) to the Maturity Date. Should more than one United States Treasury Security be quoted as maturing on the Maturity Date, then the yield of the United States Treasury Security quoted closest to par will be used in the calculation. ii. With respect to any prepayment made after May 1, 2031, but on or prior to May 1, 2032, the Prepayment Fee shall be equal to two percent (2.0%) of the entire Principal amount to be prepaid; iii. With respect to any prepayment made after May 1, 2032, but on or prior to May 1, 2033, the Prepayment Fee shall be equal to one percent (1.0%) of the entire Principal amount to be prepaid; and iv. No Prepayment Fee shall be payable with respect to any prepayment made after May 1, 2033. b. The Prepayment Fee shall be calculated two (2) business days before the Prepayment Date. Failure to prepay on the Prepayment Date shall be considered a waiver by Borrower of the present right to prepay. c. If Lender declares the entire Indebtedness to be immediately due and payable, Borrower agrees that the Prepayment Fee, calculated as if the Prepayment Date were the date of acceleration, shall apply. Lender shall not be obligated to accept any such tender of payment unless such tender of payment includes the Prepayment Fee. Lender shall be entitled at any such

Note (Parkhouse) Final.docx 4 Loan No. 15060 foreclosure sale to include the amount of the Prepayment Fee as part of the Indebtedness. No Prepayment Fee will be charged in the event the Loan is prepaid in whole or in part by the application of insurance or condemnation proceeds as required by the Loan Documents. d. In the event there is a time period during the term of the Loan in which Borrower is prohibited from prepaying the Loan (“Closed Period”), but a prepayment is made during the Closed Period notwithstanding such prohibition, whether as a result of any statutory right of Borrower to repay the Note, upon acceleration, or as permitted by Lender in its sole discretion, the Prepayment Fee shall be calculated in the manner set forth in Section 4(a)(i) above and shall apply to such prepayment and be a condition of Borrower’s right to make such prepayment. This subsection shall not be construed as granting Borrower any right to prepay the Note during the Closed Period. e. Borrower agrees that the manner of calculation of the Prepayment Fee set forth in this Note represents bargained-for consideration to Lender for granting to Borrower the privilege of prepaying the Note prior to the Maturity Date and does not represent a penalty. 5. Limitation of Liability. In consideration of the security provided by Borrower to Lender for repayment of the Indebtedness, including, without limitation, the liens on and security interests in the Secured Property granted pursuant to the Deed of Trust and the assignment of the Rents and Leases made pursuant to the Assignment of Rents and Leases, upon the occurrence of an Event of Default under the Deed of Trust or under any of the other Loan Documents, Lender agrees that it shall not, except as otherwise set forth in this Section, seek to enforce, nor shall Lender be entitled to enforce, any deficiency or monetary judgment against Borrower, any partner of Borrower, any member of Borrower, any shareholder of Borrower or any beneficiary of Borrower (individually, an "Exculpated Party", and collectively, the "Exculpated Parties"), personally, and shall not levy or execute judgment upon any property of the Exculpated Parties, other than the Secured Property; it being expressly agreed, acknowledged and understood, however, that the foregoing limitation of the liability of an Exculpated Party shall not apply to the extent that such Exculpated Party is, pursuant to the further terms hereof, liable for any Losses (as defined below) and nothing contained herein shall in any manner or way release, affect or impair: a. The existence of the Indebtedness and Obligations created in and evidenced by the Loan Documents; b. The enforceability of the liens, security interests and assignments created in and granted by the Loan Documents against the Secured Property; c. The enforceability of the Environmental Indemnification Agreement and any Guaranty Agreement given to Lender or the full recourse liability of Borrower and Guarantor, as applicable, thereunder; d. The full recourse liability of Borrower and any other party that has executed or may hereafter execute a Guaranty Agreement in favor of Lender, including, but not limited to, Centerspace, LP, a North Dakota limited partnership ("Guarantor") (Borrower and Guarantor are sometimes hereafter individually called a "Liable Party" and collectively called the "Liable

Note (Parkhouse) Final.docx 5 Loan No. 15060 Parties"), for all Indebtedness, including Principal, interest and other amounts outstanding under the Loan Documents upon the occurrence of (i) a Transfer in violation of Section 3.11 of the Deed of Trust; and/or (ii) any of the bankruptcy-related Events of Default under Sections 4.1(i)(C), 4.1(j), 4.1(k) (solely with respect to authorizing the action set forth in Section 4.1(i)(C)) or 4.1(l) of the Deed of Trust; or e. The recourse liability of each Liable Party for all Losses (as defined below) incurred by Lender (whether directly or indirectly) arising from or related to the following: i. The failure to apply any Rents received by any of the Exculpated Parties or Liable Parties at any time after an Event of Default (all such Rents received during such period being herein called "Recoverable Rents") to (A) the payment of any amount due under the Loan Documents, including, without limitation, the Indebtedness; (B) the payment of any operating expenses of the Secured Property; or (C) the performance of any Obligations required under the Loan Documents; provided, however, the Liable Parties shall not be liable to Lender under this subsection (i) for any Recoverable Rents in excess of the Recoverable Rents necessary for the payment of the amounts and the performance of the obligations set forth in (A), (B) and (C) above; ii. The misapplication or misappropriation of any tenant security deposits, advance or prepaid Rents, cancellation or termination fees or other similar sums paid to or held by Borrower, any affiliate of Borrower or any other Person (other than Lender) relating to the operation of the Secured Property; iii. The willful or wanton act or omission on the part of any of the Exculpated Parties or Liable Parties resulting in damage to or destruction of all or any portion of the Secured Property, including, without limitation, physical waste or any act of arson or malicious destruction by any of the Exculpated Parties or Liable Parties; iv. The failure to maintain insurance as required by the Loan Documents or any Leases affecting the Secured Property, or the failure to timely pay insurance premiums, real estate taxes, regular or special assessments or utility charges affecting the Secured Property; v. The failure of the Exculpated Parties or Liable Parties to deliver to Lender any Proceeds received by any of them relating to the Secured Property, or to use such Proceeds for Restoration of the Secured Property in accordance with the terms of the Loan Documents; or vi. Any fraud or willful misrepresentation of a material fact by any of the Exculpated Parties or Liable Parties in any document executed or presented to Lender in connection with the Loan. As used herein, "Losses" means any and all claims, suits, liabilities (including, without limitation, strict liabilities), actions, proceedings, obligations, debts, damages, costs, fines, penalties, charges, fees, expenses (including, without limitation, reasonable legal fees and expenses and other costs of defense and internal administrative fees assessed by Lender), judgments, awards or amounts paid in settlement of whatever kind or nature.

Note (Parkhouse) Final.docx 6 Loan No. 15060 6. Compliance with Applicable Law. a. It is the intention of Borrower and Lender that this Note and all other Loan Documents shall comply with any Applicable Law. To that end, the parties stipulate and agree that none of the terms and provisions of this Note or the Loan Documents shall ever be construed to create a contract that violates any Applicable Law or exceeds the limits imposed or provided by law for the use or detention of money or for forbearance in seeking its collection. b. In the event that interest paid or received under this Note or the other Loan Documents shall result, because of any reduction of Principal or any other reason, in an effective rate of interest which for any period is in excess of applicable usury limits, such excess interest for the period in question shall, at Lender's option, be refunded to Borrower or be applied upon the outstanding Principal without a Prepayment Fee. c. As used herein, "Applicable Law" means any federal or state statute or other law, including, but not limited to, the applicable usury laws of the State or the United States, as such Applicable Law now exists, is amended or is enacted during the term of this Note. d. Borrower represents and agrees that the Indebtedness evidenced by this Note constitutes a commercial business loan. 7. Lender's Attorneys' Fees. Should the Indebtedness evidenced by this Note or any part thereof be: (i) collected at law or in equity or through any legal, bankruptcy, receivership, probate or other court proceedings; (ii) placed in the hands of attorneys for collection after the occurrence of an Event of Default; (iii) foreclosed by the Public Trustee; or (iv) the subject of any court proceeding involving the lien of the Deed of Trust or its priority, Borrower shall pay to Lender, in addition to the Principal and interest due and payable hereunder and all other Indebtedness due pursuant to the terms of the Loan Documents, reasonable attorneys' and paralegals' fees and collection costs, including those incurred by Lender on any appeal. 8. Borrower's Waivers. To the extent permitted under applicable law, Borrower (on behalf of itself and every person or entity at any time liable for the payment of the Indebtedness) hereby waives presentment for payment, demand and notice of demand, dishonor and notice of dishonor, protest and notice of protest, nonpayment and notice of nonpayment of this Note, and all other notices and demands, including, without limitation, notice of intention to accelerate the maturity of this Note, notice of acceleration of the maturity of this Note, diligence in collection and the bringing of suit against any other party, and Borrower hereby further agrees to all renewals, extensions, modifications, partial payments, releases or substitutions of security, in whole or in part, with or without notice, whether before or after maturity. 9. Payment of Taxes and Fees. Borrower agrees to pay all costs, expenses, fees and taxes on or with respect to the execution, delivery, recordation, existence or possession of this Note, the Deed of Trust and

Note (Parkhouse) Final.docx 7 Loan No. 15060 other Loan Documents, including, without limitation, all recording fees and any documentary stamp tax or intangible personal property tax now or hereafter required by Applicable Law to be affixed or paid with respect to this Note, the Deed of Trust or the other Loan Documents. 10. Waiver of Trial by Jury. Borrower hereby waives, to the fullest extent permitted by Applicable Law, the right to trial by jury in any action, proceeding or counterclaim filed by any party, whether in contract, tort or otherwise relating directly or indirectly to this Note or any acts or omissions of Borrower in connection therewith or contemplated thereby. 11. Releases. Lender may, without notice, and without regard to the consideration, if any, given or paid therefor, release or substitute any part of the Secured Property given as security for the repayment of the Indebtedness without releasing any other property given as security for the Indebtedness, or may release any party liable for the payment of the Indebtedness without releasing any other party liable for the Indebtedness, or may agree with any party liable for the Indebtedness to extend the time for payment of any part or all of the Indebtedness without releasing any party liable for the Indebtedness. Any failure of Lender to exercise any right granted herein, in the Deed of Trust or the other Loan Documents shall not constitute a waiver of such right or preclude the subsequent exercise thereof. 12. Joint and Several Obligations. If this Note is executed by more than one party, the obligations and liabilities of Borrower under this Note shall be joint and several. 13. Successors and Assigns. This Note shall inure to the benefit of and may be enforced by Lender and its successors and assigns. 14. Governing Law. This Note and the rights, duties, obligations and liabilities of the parties hereunder and/or arising from or relating in any way to the Indebtedness or the Loan shall be governed by and construed for all purposes under the law of the State. [Signature appears on the following page]